UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Marina Boulevard, Suite 120 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 30, 2023, Vera Therapeutics, Inc. (the “Company”) announced an update to the topline results from the Company’s Phase 2b ORIGIN clinical trial evaluating its product candidate atacicept in patients with immunoglobulin A nephropathy (“IgAN”) previously released on January 3, 2023. In connection with the data release, the Company compiled a presentation entitled “Origin Phase 2b Clinical Trial Data Update”, which includes atacicept clinical summary results to date, including both data from the intent-to-treat (ITT) analysis (previously released on January 3, 2023) and prespecified per-protocol (PP) analysis (as released on January 30, 2023), in each case, from the Phase 2b ORIGIN clinical trial referenced above.

A copy of the presentation is furnished as Exhibit 99.1. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.1 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As noted in Item 7.01, on January 30, 2023, the Company announced an update to the topline data from its Phase 2b ORIGIN clinical trial of atacicept in patients with IgAN previously released on January 3, 2023. The prior topline results reflected the ITT analysis of all randomized patients (n=116), which is a conservative assessment of efficacy. In the prespecified PP analysis, the population was defined as patients who had completed treatment according to protocol (n=102). 14 patients across treatment arms who had protocol violations were identified by a blinded third-party clinical research organization (“CRO”) and excluded, for prespecified reasons as outlined in Figure 1.

Figure 1. Patients Identified by Blinded Third-Party CRO and Excluded from Prespecified PP Analysis

Atacicept is the Company’s potential best-in-class, disease-modifying dual inhibitor of the cytokines B lymphocyte stimulator and a proliferation-inducing ligand. ORIGIN is a multinational, randomized, double-blind, placebo-controlled clinical trial evaluating the efficacy and safety of atacicept in patients with IgAN who continue to have persistent proteinuria and remain at high risk of disease progression despite available ACE or ARB therapy.

Prespecified Per-Protocol (PP) Analysis from the Phase 2b ORIGIN Clinical Trial

In the topline results published on January 3, 2023, all treated patients (n=116) were included in the results as the ITT population. In the prespecified PP analysis, the population was defined as patients who had completed treatment according to protocol (n=102), where 14 patients who had protocol violations identified by a blinded third-party CRO were excluded. These protocol violations are outlined above in Figure 1.

In the PP analysis, at Week 24, the atacicept 150 mg dose group achieved a 41% mean reduction in proteinuria versus baseline and a 34% delta versus placebo (p=0.025). With interim data at Week 36, the atacicept 150 mg dose group achieved a 47% mean reduction in proteinuria from baseline and a 48% delta versus placebo, as shown in Figure 2. Data for the atacicept 150 mg dose group versus placebo from both the PP and ITT analyses can be referenced in Figure 3.

Figure 2. Prespecified PP Analysis: UPCR % Change In Atacicept 75 and 150 mg Through Week 36

Figure 3. Summary of Positive Phase 2b Results (PP Analysis, ITT Analysis)

Safety results indicated that atacicept was generally well-tolerated and were consistent with the previously observed safety profile of atacicept, including a 1% discontinuation rate due to adverse events (“AEs”) and comparable rates of infection compared to placebo. Serious treatment-emergent AEs were observed in 2% of patients in all atacicept arms and in 9% of patients in the placebo arm. These results build upon the prior integrated analysis of atacicept in randomized, double-blind, placebo-controlled clinical trials in over 1,500 patients to date – in which atacicept was well-tolerated.

Next Steps

The Company is continuing to rapidly advance atacicept into pivotal Phase 3 development, which is anticipated in the first half of 2023, subject to and following discussions with the U.S. Food and Drug Administration. The full data sets from the ORIGIN clinical trial will be presented at upcoming medical congresses. The Company plans to prioritize and focus current resources on the advancement of atacicept in IgAN into a pivotal Phase 3 trial, extending cash runway to the fourth quarter of 2024. This updated cash runway guidance assumes a delay in enrollment in the pivotal Phase 3 trial for lupus nephritis, and a delay of commitment of resources to the MAU868 program until regulatory agreement is reached regarding the pivotal Phase 3 program for the treatment of BK viremia in kidney transplant recipients.

Forward-looking Statements

Statements contained in this Current Report on Form 8-K regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform

Act of 1995. Such forward-looking statements include statements regarding, among other things, atacicept’s potential to be a transformational treatment for patients with IgAN and a best-in-class therapy, the Company’s plans to advance atacicept into pivotal Phase 3 development in the first half of 2023, and regulatory matters, including the timing and likelihood of success in obtaining drug approvals. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “will,” “potential,” “plan,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company’s business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company’s filings with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide presentation entitled “Origin Phase 2b Clinical Trial Data Update”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: January 30, 2023

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer